UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1596

FPA CAPITAL FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD,
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	MARCH 31

Date of reporting period:	September 30, 2005

Item 1.                                     Report to Stockholders.

Semi-Annual Report

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

45234

FPA Capital Fund, Inc.

September 30, 2005

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

This Semi-Annual Report covers the six-months ended September 30, 2005. Your Fund's net asset value (NAV) per share closed at $45.20. A $0.09 income dividend and a $0.73 long-term capital gain distribution were paid on July 7, 2005 to holders of record on June 30.

The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

	Average Annual Total Return Periods Ended September 30, 2005
	1 Year	5 Years	10 Years	15 Years	20 Years
FPA Capital Fund, Inc. (NAV)	22.13%*	16.96%*	15.20%*	21.03%*	18.10%*
FPA Capital Fund, Inc. (Net of Sales Charge)	15.72%‡	15.71%‡	14.58%‡	20.59%‡	17.78%‡
Lipper Mid-Cap Value Fund Average	20.19%	11.73%	12.19%	14.23%	13.66%
Russell 2000	17.95%	6.44%	9.37%	13.33%	11.05%
Russell 2500	21.29%	7.94%	11.63%	15.04%	13.09%
S&P 500	12.25%	–1.49%	9.49%	12.01%	12.72%

The Fund's six-month total return, which includes both the changes in NAV and the reinvestment of distributions paid, was 11.54%*. This compares with total returns of 7.60% for the Lipper Mid-Cap Value Fund Average, 9.21% for the Russell 2000, 9.63% for the Russell 2500 and 5.02% for the S&P 500. On a calendar year-to-date basis, these same comparisons are 15.25%* for FPA Capital Fund, 7.20% for the Mid-Cap Value Fund Average, 3.38% and 6.19% for the Russell 2000 and 2500, and 2.77% for the S&P 500.

Commentary

Your Fund continues to experience very positive absolute and relative performance for all the various timeframes measured in the table above. Calendar year-to-date performance has proven to be quite positive, despite record levels of liquidity. This positive achievement is the direct result of our large energy exposure, 19.4% of total assets as of September 30, 2005, as well as contributions from two pending takeovers, Reebok International by Adidas and Westcorp/WFS Financial by Wachovia, and some of our retail holdings. In summary, your investment team is quite pleased with this year's investment results.

We continued to trim many of our holdings as their share prices rose. For example, we reduced our holdings in Michaels Stores, when it began setting new all-time highs. We continue to hold a large ownership position because of its attractive business characteristics. We just thought that the share price had gotten a little ahead of itself. In a similar fashion, with the dramatic rise in energy prices, we have reduced our exposure in many of our energy holdings. Our largest net reduction was in National Oilwell Varco (NOV). Earlier this year, National Oilwell and Varco International merged, and with their combined market shares, the competitive position of the new company became even stronger; therefore, the stock has reacted quite positively, with nearly an 87% increase since the beginning of the calendar year, and a 41% rise for this six-month reporting period. In light of such positive performance, we reduced the position by nearly 55%. We felt this action was prudent after such a dramatic run. The stock is up nearly 600% since we originally purchased it. Our reductions in some of our other energy-service companies, primarily in the offshore drilling arena, have been more modest. We are quite positive about the likelihood of dramatic price increases in offshore average daily drilling rates. This is especially true after the drilling rig destruction from the recent hurricanes. What was beginning to be a tight supply has now shifted to one of shortages. This should

  *  Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown

  ‡  Reflects deduction of the maximum sales charge of 5.25% of the offering price be quite positive for our holdings such as Ensco International and the Rowan Companies.

Only two holdings were eliminated for this reporting period, Westcorp and WFS Financial. WFS Financial is largely owned by Westcorp. On September 12, Wachovia Corporation announced the acquisition of both companies for stock. We found the acquisition value to be quite attractive and, thus, we sold both our positions. Because of our negative outlook for financial companies in general, we did not feel comfortable in continuing our investment through Wachovia Corporation. Wachovia is a fine company, but it is too large for our taste, with a $75-billion market capitalization. We do wish to congratulate the Westcorp management team for a job well done. We have been shareholders of Westcorp for nearly 18 years. In that time, we have come to gain a deep respect for the founder, Ernest S. Rady, Chairman, CEO and founder, because of his wise judgment and keen eye for talent. We have felt very comfortable with his team as stewards of part of your capital. We wish all of them well in their new relationship.

We added only one new holding, Rosetta Resources; the first new one in nearly eighteen months. Rikard Ekstrand and I became interested in this particular energy investment, despite the recent rise in the stock prices of exploration and development companies. We considered it to be a special situation because of the circumstances under which we came to know and own it. Rosetta's stock is restricted and trades under Rule 144A, meaning that it is a semi-public/private entity that is not readily available to the investing public. The company recently filed a registration statement with the Securities and Exchange Commission that will set the stage for its becoming a fully public company early next year. Now, why did we buy it while we were selling some of our other energy holdings at the same time? First, it is a dominant California natural gas producer, with a strong presence in South Texas, which has very long-lived natural gas reserves. This was a new company set up to acquire the energy assets of Calpine Corporation, which is in bankruptcy. Calpine desperately needed liquidity to satisfy the demands of its creditors. The management team of Rosetta, led by its chief executive officer, Bill Berilgen, is intimately knowledgeable about these reserves since they were the ones who assembled them for Calpine. The problems at Calpine have nothing to do with the acquisition of these energy assets. Second, these assets have been under-utilized and were not actively developed because of the liquidity constraints on Calpine these last three years. The team has identified a large number of new prospects that can be effectively developed more quickly, as a newly independent company with a strong balance sheet. Third, after our extensive discussions with them, the management agreed with us that a production price hedging strategy would be very profitable, as well as reducing the commodity price risk to this new company. As new production is developed, the company is well positioned to take advantage of skyrocketing natural gas prices. Finally, we were able to acquire our position at less than 4x estimated pre-tax cash flow and less than 8x earnings. As a side note, the offering price was the same that was used for the pricing of management stock options and restricted stock. In other words, we are all getting in at the same price. We like that.

After all portfolio changes, your Fund's liquidity has now risen to approximately 40%, versus 31% at the beginning of this calendar year. This number does not include the proceeds from the pending Reebok acquisition for cash that will not likely close until early next year. If this were to be included, liquidity would be nearly 44%. Why so much liquidity? We are unable to find sufficiently attractive investments at a rate that would match the rate of our selling. We have added to several of our holdings, on price weakness, but our rate of addition has been considerably less than our rate of selling. It is our intention to wait patiently until we are sufficiently compensated to risk your capital. Rosetta Resources is a perfect example of this strategy. This opportunity came up very quickly, and we were able to take advantage of it because of our liquidity.

As of September 30, 2005, the Fund's P/E and P/BV (Price/Book Value) ratios were 24.4x and 2.4x,

respectively. By comparison, the P/E ratios of the Russell 2000 and 2500 were 25.2x and 23.4x, while their P/BV ratios were both 2.4x. Our companies are financially stronger, with a 23.8% Total-Debt/Total Capitalization ratio, which compares favorably to the 39.2% and 42.3% for the Russell 2000 and the Russell 2500.

Outlook

We remain very cautious because we believe there are pressures building in the financial system. These pressures entail credit risk, inflation and corporate operating margins. We discussed several of these in our March Shareholder Letter. Since then, the pressures have continued building. We do not believe that we are being sufficiently compensated, through low enough share prices, to accept these risks.

Even though long-term interest rates have been reasonably stable, rising only 10 basis points this year (there are 100 basis points in one percentage point), short-term rates have risen between 200 and 300 basis points over the last twelve to eighteen months. We believe short-term rate increases will gradually hurt the economy in two ways. First, financial institutions will have their profit margins squeezed by the narrowing of the interest-rate spread between short- and long-term rates. Second, the rise in adjustable mortgage rates will start to hit the consumer through higher monthly mortgage payments. The rise in short-term rates, in conjunction with all of the new "creative" mortgage loans, is creating an environment for credit disruptions. We are of the opinion that we are beginning to see some cracks in the credit-quality foundations of several types of loans. These are starting to show up in sub-prime and Alternative-A mortgage loans. Should this become widespread, many financial institutions could experience credit-quality issues in the not too distant future.

The rise in energy prices is also troubling us. As you know, we have been very optimistic about the outlook for energy stock prices for several years because of the likelihood of rising energy prices. We have to admit that this latest round of price increases did catch us by surprise. We were not expecting to see $70 per barrel oil or a $14 per million BTU natural gas price this year. These are at least 30% to 50% higher than what we would have expected. What this demonstrates is that the world energy supply system does not have a sufficiently large cushion to withstand any type of disruption. We are of the opinion that a fundamental change has occurred, whereby the period of low energy prices has ended, and a new one has begun with considerably higher prices on average.

This last thought is important because it hits at the concept of inflation. Up until now inflation, caused by rising energy prices, has been viewed as temporary. A perfect example of this thinking is the concept of the Core Consumer Price Index, which excludes the volatile elements of food and energy price changes. Should energy prices begin to be viewed as having risen to a new sustainable level, many companies are going to try to push these costs through to their end-market customers. If they succeed, this will add to the inflation index numbers. If not, their profit margins will come under attack. In either case, we do not view this as positive for stocks or bonds. In our opinion, the financial markets have not adjusted to this potential outcome, thus creating additional market risk that we are unwilling to accept.

We recently read a very thoughtful piece by Stephanie Pomboy of MacroMavens entitled, "When the Levee Breaks" (September 9, 2005). In it she discusses the negative impacts on the median household monthly income from a rise in credit costs, due to rising interest rates, and energy costs. We found her analysis interesting because it is similar to what your investment team has been discussing. Should she be correct, over the next year the median monthly household income for discretionary items could be cut by 75%. This would not be good for many areas of the economy. As an example, recently many of our retail holdings have seen their share prices decline 20% to 30%, respectively. Prior to this development, we had already reduced some of our holdings, in anticipation of a weaker holiday season, as well as for valuation considerations.

We remain convinced that prospective stock-market returns are likely to be viewed as substandard by historical standards. This year's stock-market returns, for both large- and small-capitalization stocks, have not been that much greater than what would have been earned on a 3-month Treasury bill. With short-term interest rates approaching the 4% level and the 2-year Treasury bond at 4.18%, we believe one is taking on considerable investment risk to earn a marginally higher return. At the end of last year, we wrote that stock-market total returns were likely to average 5% or less for the next five years. If we are correct, the difference between prospective stock-market total returns and short-term bond yields of 1% does not provide sufficient compensation for equity-market risk. Our high liquidity level reflects this concern. In our opinion, by waiting patiently, and deploying capital wisely when attractive investment opportunities present themselves, we should achieve higher investment returns, relative to the market, with considerably less risk. We believe this year demonstrates that philosophy. Unfortunately, we have set a very high standard to meet next year and think the odds are very small that we will. All we ask is that you have the patience to allow us to invest your capital in the same way that we would invest our own.

Final Thoughts

I have been monitoring the events taking place in Washington regarding entitlement spending programs, in particular, and government spending, in general. I am very disappointed with the current results. The year began with great promise that an attack on the actuarially unsound Social Security program would begin. As you know, there was a great debate as to how this program should be corrected. Each side argued that their method was better, but in total, both sides were debating how to save the program between $1.7 and $2 trillion, in present value terms. Unfortunately, no compromise was reached so, in all likelihood, nothing will be accomplished this year. In my opinion, this was the last opportunity to tackle the Social Security funding issue until 2013 - the first year of the second term of the 2008 presidency. What is amazing is that this is the smallest of all the entitlement spending issues. If members of Congress were unable to agree on this, it sets a very negative tone for anything else.

It is hard for me to take our representatives seriously, when they talk about "saving" the taxpayer trillions, while at the same time they allow the fiscal integrity of the country to deteriorate. A very condemning document is the 2004 Financial Report of the United States Government (www.fms.treas.gov/fr/04frusg/04frusg/pdf). This report attempts to place the financial statements of the U.S. on an accrual basis rather than a cash basis that most of us are familiar with. It takes into consideration the present value of liabilities, in much the same way a corporation would have to value its pension and health-care liabilities. In other words, it attempts to size the entire liability rather than just the one-year cost. It is discouraging that, on page 11, a summary table shows how the estimated U.S. liabilities grew by $11.1 trillion in just one year, from $36.2 to $47.3 trillion. Of this increase, $9.6 trillion was the result of Medicare (Parts A, B, and D). Of this increase, $8.1 trillion is the result of the Medicare Prescription Drug Plan. With the stroke of a pen, the legislative and executive branches of our government created a liability more than four times greater than the anticipated Social Security savings. Before this government even corrected an existing plan, Social Security, it created a new liability that is the largest entitlement increase since the establishment of Medicare. Another way of understanding its magnitude is to compare it to the total debt of the United States. As of September 30, 2004, the federal government's gross debt was approximately $7.4 trillion, with $4.3 trillion held by the public and $3.1 trillion held by governmental entities.

Comments by the Comptroller General of the United States, David M. Walker, are quite enlightening. "Because of the federal government's inability to demonstrate the reliability of significant portions of the U.S. government's accompanying consolidated financial statements for 2004 and 2003, principally resulting from the material deficiencies, and other limitations on the scope of our work, described in this report, we are unable to, and we do not, express an opinion on such financial statements." This is a disclaimer of opinion. If this were a public company, the management and the board of directors would be facing legal prosecution for fiduciary irresponsibility or for producing financially misleading and inaccurate financial statements.

Between questionable accounting and control over current spending, expansion of new entitlements, i.e., the payment for hurricane disasters and fighting the war on terror, this entire government is creating liabilities that will one day come home to roost. I do not believe that we, as investors, are being sufficiently compensated for these potential risks as well as for economic and stock-market risks. When your investment team uncovers investment opportunities that compensate us for these various risks, we will deploy your capital. Until then, we will wait patiently.

We thank you for your support and investment in FPA Capital Fund.

Respectfully submitted,

Robert L. Rodriguez, CFA
President and Chief Investment Officer
October 2, 2005

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO SUMMARY

September 30, 2005

Common Stocks		60.1%
Energy	19.4%
Retailing	16.2%
Technology	8.1%
Consumer Durables	6.0%
Consumer Non-Durables	5.5%
Industrial Products	3.6%
Health Care	0.7%
Financial	0.6%
Non-Convertible Securities		5.2%
Short-Term Investments		34.4%
Other Assets and Liabilities, net		0.3%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended September 30, 2005

	Shares or Principal Amount
NET PURCHASES
Common Stocks
Champion Enterprises, Inc.	220,400	shs.
ENSCO International Incorporated	139,800	shs.
Fleetwood Enterprises, Inc.	400,000	shs.
Foot Locker, Inc.	609,700	shs.
Rent-A-Center, Inc.	249,600	shs.
Rosetta Resources, Inc. (1)	3,238,500	shs.
Non-Convertible Security
U.S. Treasury Note - 3.875% 2007 (1)	$32,000,000
NET SALES
Common Stocks
Hutchinson Technology Incorporated	792,400	shs.
Maxtor Corporation	963,300	shs.
Michaels Stores, Inc.	334,600	shs.
National Oilwell Varco, Inc.	1,309,300	shs.
Patterson-UTI Energy, Inc.	607,600	shs.
Rowan Companies, Inc.	380,700	shs.
WFS Financial Inc. (2)	75,400	shs.
Westcorp (2)	535,100	shs.
Non-Convertible Securities
Federal National Mortgage Association (IO) - 5.5% 2033 (2)	$16,821,884
Federal National Mortgage Association (IO) - 6% 2033 (2)	$60,214,990

(1)  Indicates new commitment to portfolio

(2)  Indicates elimination from commitment to portfolio

PORTFOLIO OF INVESTMENTS

September 30, 2005

COMMON STOCKS	Shares	Value
ENERGY - 19.4%
ENSCO International Incorporated	2,331,800	$108,638,562
National Oilwell Varco, Inc.*	990,700	65,188,060
Patterson-UTI Energy, Inc.	2,796,000	100,879,680
Rosetta Resources, Inc.*, †, ††	3,238,500	61,531,500
Rowan Companies, Inc.	1,679,300	59,598,357
		$395,836,159
RETAILING - 16.2%
Big Lots, Inc.*	4,300,000	$47,257,000
Charming Shoppes, Inc.*	5,400,000	57,618,000
Foot Locker, Inc.	2,219,700	48,700,218
Michaels Stores, Inc.	2,338,000	77,294,280
Rent-A-Center, Inc.*	1,309,200	25,280,652
Ross Stores, Inc.	1,787,400	42,361,380
Zale Corporation*	1,175,000	31,936,500
		$330,448,030
TECHNOLOGY - 8.1%
Arrow Electronics, Inc.*	1,885,000	$59,113,600
Avnet, Inc.*	3,900,000	95,355,000
Exabyte Corporation*	427,400	111,124
Hutchinson Technology Incorporated*	57,600	1,504,512
Maxtor Corporation*	2,179,800	9,591,120
		$165,675,356
CONSUMER DURABLES - 6.0%
Champion Enterprises, Inc.*	2,227,200	$32,918,016
Coachmen Industries, Inc. †	859,000	9,869,910
Fleetwood Enterprises, Inc.*, †	4,114,400	50,607,120
Thor Industries, Inc.	841,200	28,600,800
		$121,995,846
CONSUMER NON-DURABLES - 5.5%
American Greetings Corporation	1,343,500	$36,811,900
Reebok International Ltd.	1,350,000	76,369,500
		$113,181,400

PORTFOLIO OF INVESTMENTS

September 30, 2005

COMMON STOCKS - Continued	Shares or Principal Amount	Value
INDUSTRIAL PRODUCTS - 3.6%
Trinity Industries, Inc	1,829,700	$74,084,553
HEALTH CARE - 0.7%
Apria Healthcare Group Inc.*	419,000	$13,370,290
FINANCIAL - 0.6%
Horace Mann Educators Corporation	630,100	$12,463,378
TOTAL COMMON STOCKS - 60.1% (Cost $677,702,452)		$1,227,055,012
NON-CONVERTIBLE SECURITIES - 5.2%
U.S. Treasury Inflation – Indexed Notes - 3.375% 2007	$22,624,053	$23,405,289
U.S. Treasury Note - 3.875% 2007	32,000,000	31,820,000
Fifth Third Bancorp - 3.79% 2009 (floating) ††	50,000,000	50,000,000
TOTAL NON-CONVERTIBLE SECURITIES (Cost $103,995,663)		$105,225,289
SHORT-TERM U.S. GOVERNMENT SECURITIES - 10.4% (Cost $212,328,442)
U.S. Treasury Bill - 3.45% 11/03/2005	$213,000,000	$212,422,238
TOTAL INVESTMENT SECURITIES - 75.7% (Cost $994,026,557)		$1,544,702,539

PORTFOLIO OF INVESTMENTS

September 30, 2005

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 24.0%
ABN Amro North America Financial Corporation - 3.58% 10/03/05	$50,000,000	$49,990,056
Rabobank USA Financial Corporation - 3.87% 10/03/05	64,678,000	64,664,094
General Electric Capital Corporation - 3.65% 10/03/05	38,933,000	38,925,105
General Electric Capital Corporation - 3.70% 10/04/05	50,000,000	49,984,583
General Electric Capital Services, Inc. - 3.66% 10/12/05	50,000,000	49,944,083
Shell Finance (U.K.) Ltd. - 3.61% 10/24/05	37,000,000	36,914,664
Barclays U.S. Funding, Inc. - 3.73% 10/28/05	50,000,000	49,860,125
Dupont (E.I.) De Nemours & Co. - 3.72% 11/01/05	35,000,000	34,887,883
U.S. Treasury Bill - 3.37% 11/10/05	115,000,000	114,574,088
TOTAL SHORT-TERM INVESTMENTS (Cost $489,744,681)		$489,744,681
TOTAL INVESTMENTS - 99.7% (Cost $1,483,771,238)		$2,034,447,220
Other assets and liabilities, net - 0.3%		6,282,142
TOTAL NET ASSETS - 100.0%		$2,040,729,362

*   Non-income producing security

†   Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities during the six-month period ended September 30, 2005. Following is a summary of transactions in securities of this affiliate during the period.

	Purchases at Cost	Sales at Cost	Realized Gain/Loss	Dividend Income
Coachmen Industries, Inc.	-	-	-	$103,080
Fleetwood Enterprises, Inc.	$3,730,656	$1,031,250	$445,855	-
Rosetta Resources, Inc.	52,346,070	-	-	-

††  Restricted security purchased without registration under the Securities Act of 1933 pursuant to Rule 144A which generally may be resold to certain institutional investors prior to registration. The Rosetta Resources was purchased between June and September 2005, at prices ranging from $16.00 to $19.00. The Fifth Third Bancorp Note was purchased in November 2004 at $100. These restricted securities constituted 5.5% of net assets at September 30, 2005.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2005

ASSETS
Investments at value:
Investment securities - at market value (including $122,008,530 in securities of affiliates: identified cost $994,026,557)	$1,544,702,539
Short-term investments - at amortized cost (maturities of 60 days or less)	489,744,681	$2,034,447,220
Cash		239
Receivable for:
Investment securities sold	$8,619,097
Capital Stock sold	4,215,785
Dividends and accrued interest	501,202	13,336,084
		$2,047,783,543
LIABILITIES
Payable for:
Capital Stock repurchased	$5,576,156
Advisory fees and financial services	1,241,985
Investment securities purchased	59,055
Accrued expenses and other liabilities	176,985	7,054,181
NET ASSETS		$2,040,729,362
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock - par value $0.01 per share; authorized 100,000,000 shares; outstanding 45,148,229 shares		$451,482
Additional Paid-in Capital		1,366,502,040
Undistributed net realized gain on investments		119,035,962
Undistributed net investment income		4,063,896
Unrealized appreciation of investments		550,675,982
NET ASSETS		$2,040,729,362
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$45.20
Maximum offering price per share (100/94.75 of per share net asset value)		$47.70

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 2005

INVESTMENT INCOME
Interest		$10,854,637
Dividends (including $103,080 from securities of an affiliate)		3,027,948
		$13,882,585
EXPENSES
Advisory fees	$6,070,749
Financial services	930,105
Transfer agent fees and expenses	578,590
Reports to shareholders	66,290
Insurance	62,656
Custodian fees and expenses	60,111
Registration fees	46,719
Postage	30,820
Directors' fees and expenses	20,000
Audit fees	17,633
Legal fees	12,507
Other expenses	37,860	7,934,040
Net investment income		$5,948,545
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sales of investment securities (excluding short-term investments with maturities 60 days or less)	$822,064,251
Cost of investment securities sold	702,485,671
Net realized gain on investments		$119,578,580
Unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$469,676,270
Unrealized appreciation at end of period	550,675,982
Increase in unrealized appreciation of investments		80,999,712
Net realized and unrealized gain on investments		$200,578,292
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$206,526,837

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2005		Year Ended March 31, 2005
INCREASE IN NET ASSETS
Operations:
Net investment income	$5,948,545		$2,006,223
Net realized gain on investments	119,578,580		63,405,029
Increase in unrealized appreciation of investments	80,999,712		95,366,963
Increase in net assets resulting from operations		$206,526,837		$160,778,215
Distributions to shareholders from: Net investment income	$(3,890,872)		$(35,554)
Net realized capital gains	(31,559,080)	(35,449,952)	(59,700,496)	(59,736,050)
Capital Stock transactions: Proceeds from Capital Stock sold	$194,158,342		$449,654,932
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	31,368,448		52,441,840
Cost of Capital Stock repurchased*	(100,616,174)	124,910,616	(198,505,180)	303,591,592
Total increase in net assets		$295,987,501		$404,633,757
NET ASSETS
Beginning of period		1,744,741,861		1,340,108,104
End of period		$2,040,729,362		$1,744,741,861
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		4,536,940		11,590,984
Shares issued to shareholders upon reinvestment of dividends and distributions		742,273		1,335,623
Shares of Capital Stock repurchased		(2,365,788)		(5,080,265)
Increase in Capital Stock outstanding		2,913,425		7,846,342

*  Net of redemption fees of $5,025 and $49,204 for the periods ended September 30, 2005 and March 31, 2005, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended September 30,		Year Ended March 31,
	2005		2005	2004	2003	2002	2001
Per share operating performance:
Net asset value at beginning of period	$41.31		$38.97	$24.86	$30.16	$23.01	$33.28
Income from investment operations:
Net investment income	$0.13		$0.05	$0.02	- *	$0.02	$0.11
Net realized and unrealized gain (loss) on investment securities	4.58		3.77	14.44	$(4.97)	9.55	(2.48)
Total from investment operations	$4.71		$3.82	$14.46	$(4.97)	$9.57	$(2.37)
Less distributions:
Dividends from net investment income	$(0.09)		- *	$(0.02)	-	$(0.03)	$(0.14)
Distributions from net realized capital gains	(0.73)		$(1.48)	(0.33)	$(0.33)	(2.39)	(7.76)
Total distributions	$(0.82)		$(1.48)	$(0.35)	$(0.33)	$(2.42)	$(7.90)
Redemption fees	-	*	- *	- *	-	-	-
Net asset value at end of period	$45.20		$41.31	$38.97	$24.86	$30.16	$23.01
Total investment return**	11.54%		10.04%	58.29%	(16.62)%	42.81%	(6.74)%
Ratios/supplemental data:
Net assets at end of period (in 000's)	$2,040,729		$1,744,742	$1,340,108	$585,827	$635,797	$388,386
Ratio of expenses to average net assets	0.84	%†	0.85%	0.83%	0.87%	0.84%	0.89%
Ratio of net investment income to average net assets	0.63	%†	0.13%	0.06%	-	0.04%	0.39%
Portfolio turnover rate	18	%†	16%	20%	17%	23%	5%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended September 30, 2004 is not annualized.

†  Annualized

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2005

NOTE 1 - Significant Accounting Policies

FPA Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Securities traded in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less at the time of purchase are valued at amortized cost which approximates market value.

B.  Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 - Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated
$871,857,309 for the six months ended September 30, 2005. Realized gains or losses are based on the specific identification method. All of the amounts reported in the financial statements as of September 30, 2005 were the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at September 30, 2005 for federal income tax purposes was $578,386,240 and $27,710,258, respectively, resulting in net unrealized appreciation of $550,675,982.

NOTE 3 - Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.1% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 11/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

NOTES TO FINANCIAL STATEMENTS

Continued

The investment advisory agreement provides that it may be renewed from year to year by (i) the Board of Directors of the Fund or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of Directors who are not interested persons (as defined in the 1940 Act) of the Fund or of the Adviser cast in person at a meeting called for the purpose of voting on such approval. At a meeting of the Board of Directors held on August 1, 2005, the continuance of the advisory agreement through September 30, 2006, was approved by the Board of Directors and by a majority of the Directors who are not interested persons of the Fund or of the Adviser.

In determining whether to renew the advisory agreement, those Fund Directors who were not affiliated with the Adviser met separately to evaluate information provided by the Adviser in accordance with the 1940 Act and to determine their recommendation to the full Board of Directors. The Directors considered a variety of factors, including the quality of advisory, management and accounting services provided to the Fund, the fees and expenses borne by the Fund, the profitability of the Adviser and the investment performance of the Fund both on an absolute basis and as compared with a peer group of mutual funds. The Fund's advisory fee and expense ratio were also considered in light of the advisory fees and expense ratios of a peer group of mutual funds. The Directors noted the Fund's superior long-term investment results and the quality and depth of experience of the Adviser and its investment and administrative personnel. The Directors also took into consideration the benefits derived by the Adviser from arrangements under which it receives research services from brokers to whom the Fund's brokerage transactions are allocated. Based upon its consideration of these and other relevant factors, the Directors concluded that the advisory fees and other expenses paid by the Fund are fair and that shareholders have received reasonable value in return for such fees and expenses.

For the six months ended September 30, 2005, the Fund paid aggregate fees of $20,000 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is a retired partner and a retired of counsel employee of that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 - Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the six months ended September 30, 2005, the Fund collected $5,025 in redemption fees.

NOTE 5 - Distributor

For the six months ended September 30, 2005, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $41,503 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

SHAREHOLDER EXPENSE EXAMPLE

September 30, 2005

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 31, 2005	$1,000.00	$1,000.00
Ending Account Value September 30, 2005	$1,115.40	$1,020.74
Expenses Paid During Period*	$4.45	$4.26

*  Expenses are equal to the Fund's annualized expense ratio of 0.84%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2005 (183/365 days).

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (70)* 11400 W. Olympic Blvd., #1200 Los Angeles, CA 90064	Director† Years Served: 7	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Alfred E. Osborne, Jr. – (60)* 11400 W. Olympic Blvd., #1200 Los Angeles, CA 90064	Director† Years Served: 5	Senior Associate Dean at The John E. Anderson Graduate School of Management at UCLA.	3	Investment Company Institute, K2 Inc., Nordstrom, Inc., E* Capital Corporation, Equity Marketing Inc., and WM Group of Funds.

A. Robert Pisano – (62)* 11400 W. Olympic Blvd., #1200 Los Angeles, CA 90064	Director† Years Served: 3	President and Chief Operating Officer of the Motion Picture Association of America, Inc. since October 2005. Formerly, until April 2005, National Executive Director and Chief Executive Officer of the Screen Actors Guild.	4	State Net, NetFlix, Resources Global Professionals and the Motion Picture and Television Fund.

Lawrence J. Sheehan – (73)* 11400 W. Olympic Blvd., #1200 Los Angeles, CA 90064	Director† Years Served: 14	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994-2002) of the firm of O'Melveny & Myers LLP, legal counsel to the Fund.	5

Robert L. Rodriguez – (56) 11400 W. Olympic Blvd., #1200 Los Angeles, CA 90064	Director† President & Chief Investment Officer Years Served: 5	Principal and Chief Executive Officer of the Adviser.	2	First Pacific Advisors, Inc. and FPA Fund Distributors, Inc.

Dennis M. Bryan – (44) 11400 W. Olympic Blvd., #1200 Los Angeles, CA 90064	Vice President Years Served: 9	Vice President of the Adviser.

Eric S. Ende – (61) 11400 W. Olympic Blvd., #1200 Los Angeles, CA 90064	Vice President Years Served: 20	Senior Vice President of the Adviser.	3

J. Richard Atwood – (45) 11400 W. Olympic Blvd., #1200 Los Angeles, CA 90064	Treasurer Years Served: 8	Principal and Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		First Pacific Advisors, Inc. and FPA Fund Distributors, Inc.

Sherry Sasaki – (50) 11400 W. Olympic Blvd., #1200 Los Angeles, CA 90064	Secretary Years Served: 22	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

Christopher H. Thomas – (48) 11400 W. Olympic Blvd., #1200 Los Angeles, CA 90064	Chief Compliance Officer and Assistant Treasurer Years Served: 10	Vice President and Controller of the Adviser and of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

†  Directors serve until their resignation, removal or retirement.

*  Audit Committee member

Additional information on the Directors is available in the Statement of Additional Information.

FPA CAPITAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115
(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER: FPPTX
CUSIP: 302539101

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2005 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's web site at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the second and fourth quarters on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Item 2.	Code of Ethics. Not Applicable.

Item 3.	Audit Committee Financial Expert. Not Applicable.

Item 4.	Principal Accountant Fees and Services. Not Applicable.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Issuers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable.

(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

(a)(3)	Not Applicable

(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA CAPITAL FUND, INC.

By:	/s/ ROBERT L. RODRIGUEZ
Robert L. Rodriguez, President

Date:  December 2, 2005

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA CAPITAL FUND, INC.

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer

Date:  December 2, 2005